                                                                    EXHIBIT 99.2



CASE NAME:     KEVCO MANAGEMENT, INC.                              ACCRUAL BASIS

CASE NUMBER:   401-40788-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2001
                                         ------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                       TREASURER
---------------------------------------              ---------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                           JULY 5, 2001
---------------------------------------              ---------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                  ACCOUNTANT FOR DEBTOR
---------------------------------------              ---------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         JULY 5, 2001
---------------------------------------              ---------------------------
Printed Name of Preparer                                       Date

CASE NAME:     KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40788-BJH-11

COMPARATIVE BALANCE SHEET


                                                      SCHEDULED                MONTH
ASSETS                                                  AMOUNT                MAY-01              MONTH             MONTH
------                                               ------------             ------              -----             -----

1.    Unrestricted Cash (FOOTNOTE)                      6,557,974         16,261,944
2.    Restricted Cash
3.    Total Cash                                        6,557,974         16,261,944                  0                 0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses (FOOTNOTE)                       3,450,681          2,101,323
8.    Other (Attach List)                                 263,606              8,794                  0                 0
9.    Total Current Assets                             10,272,261         18,372,061                  0                 0
10.   Property, Plant & Equipment                       3,285,885          3,239,512
11.   Less: Accumulated Depreciation/Depletion         (1,753,163)        (1,933,827)
12.   Net Property, Plant & Equipment                   1,532,722          1,305,685                  0                 0
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List)                                        36,082             22,298                  0                 0
15.   Other (Attach List)                             153,399,371        145,695,477                  0                 0
16.   Total Assets                                    165,240,436        165,395,521                  0                 0

POST PETITION LIABILITIES

17.   Accounts Payable                                                        96,453
18.   Taxes Payable                                                            9,523
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List) (FOOTNOTE)                                       3,873,149                  0                 0
23.   Total Post Petition Liabilities                                      3,979,125                  0                 0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                          75,885,064         38,219,089
25.   Priority Debt (FOOTNOTE)                            200,832             91,281
26.   Unsecured Debt                                    1,779,701          1,400,736
27.   Other (Attach List)                             242,243,558        285,367,952                  0                 0
28.   Total Pre Petition Liabilities                  320,109,155        325,079,058                  0                 0
29.   Total Liabilities                               320,109,155        329,058,183                  0                 0

EQUITY

30.   Pre Petition Owners' Equity                                       (154,868,719)
31.   Post Petition Cumulative Profit Or (Loss)                           (2,686,651)
32.   Direct Charges To Equity (Attach
      Explanation Footnote)                                               (6,107,292)
33.   Total Equity                                                      (163,662,662)                 0                 0
34.   Total Liabilities and Equity                                       165,395,521                  0                 0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:  401-40788-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                              SCHEDULED             MONTH
ASSETS                                         AMOUNT              MAY-01            MONTH            MONTH
------                                       -----------           ------            -----            -----
A.  Security Deposit                               8,794            8,794
B.  Cash Surrender Value: Life Ins               254,812
C
D
E

TOTAL OTHER ASSETS -  LINE 8                     263,606            8,794                0                0

A.  Organizational Costs                          36,082           22,298
B
C
D
E

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                           36,082           22,298                0                0

A.  Intercompany Receivables (FOOTNOTE)      113,743,558      105,724,039
B.  Intercompany Royalties                    39,655,813       39,971,438
C
D
E

TOTAL OTHER ASSETS -  LINE 15                153,399,371      145,695,477                0                0

POST PETITION LIABILITIES

A.  Accrued Liabilities Other                                   1,188,410
B.  Deferred Compensation                                         960,371
C.  401K Contribution                                              13,519
D.  Accrued Health Claims                                         722,049
E.  Accrued Payroll                                               860,288
F.  Acc. Professional Fees                                        128,512
G

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                          3,873,149                0                0

PRE PETITION LIABILITIES

A.  Intercompany Payables (FOOTNOTE)         113,743,558      156,867,952
B.  10 3/8% Senior Sub. Notes                105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes               23,500,000       23,500,000
D
E

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                       242,243,558      285,367,952                0                0

CASE NAME:     KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:   401-40788-BJH-11

INCOME STATEMENT


                                                  MONTH                                                 QUARTER
REVENUES                                         MAY-01              MONTH              MONTH             TOTAL
--------                                         ------              -----              -----           -------
1.   Gross Revenues                                                                                           0
2.   Less: Returns & Discounts                                                                                0
3.   Net Revenue                                      0                  0                  0                 0

COST OF GOODS SOLD

4.   Material                                                                                                 0
5.   Direct Labor                                                                                             0
6.   Direct Overhead                                                                                          0
7.   Total Cost Of Goods Sold                         0                  0                  0                 0
8.   Gross Profit                                     0                  0                  0                 0

OPERATING EXPENSES

9.   Officer / Insider Compensation              57,754                                                  57,754
10.  Selling & Marketing                            (77)                                                    (77)
11.  General & Administrative                    67,488                                                  67,488
12.  Rent & Lease                                39,050                                                  39,050
13.  Other (Attach List)                        157,723                  0                  0           157,723
14.  Total Operating Expenses                   321,938                  0                  0           321,938
15.  Income Before Non-Operating
     Income & Expense                          (321,938)                 0                  0          (321,938)

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)             72,152                  0                  0            72,152
17.  Non-Operating Expense (Att List)               581                  0                  0               581
18.  Interest Expense                                                                                         0
19.  Depreciation / Depletion                    51,670                                                  51,670
20.  Amortization                                                                                             0
21.  Other (Attach List)                                                                                      0
22.  Net Other Income & Expenses                 19,901                  0                  0            19,901

REORGANIZATION EXPENSES

23.  Professional Fees                          271,153                                                 271,153
24.  U.S. Trustee Fees                                                                                        0
25.  Other (Attach List)                                                                                      0
26.  Total Reorganization Expenses              271,153                  0                  0           271,153
27.  Income Tax                                                                                               0
28.  Net Profit (Loss)                         (573,190)                 0                  0          (573,190)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                              ACCRUAL BASIS - 2

INCOME STATEMENT


                                                         MONTH                                              QUARTER
OPERATING EXPENSES                                      MAY-01             MONTH            MONTH             TOTAL
------------------                                      ------             -----            -----           -------
A.   Payroll                                           115,459                                              115,459
B.   Insurance                                          23,898                                               23,898
C.   Utilities & Telephone                                 570                                                  570
D.   Taxes                                              17,796                                               17,796
E                                                                                                                 0

       TOTAL OTHER OPERATING
         EXPENSES - LINE 13                            157,723                 0                 0          157,723

OTHER INCOME & EXPENSES

A.   Interest and Misc. Income                          51,252                                               51,252
B.   Intercompany Operating Fees                        20,900                                               20,900
C                                                                                                                 0
D                                                                                                                 0
E                                                                                                                 0

         TOTAL NON-OPERATING
           INCOME - LINE 16                             72,152                 0                 0           72,152

A.   Correction of Error on Books (FOOTNOTE)               581                                                  581
B                                                                                                                 0
C                                                                                                                 0
D                                                                                                                 0
E                                                                                                                 0

         TOTAL NON-OPERATING
          EXPENSE - LINE 17                                581                 0                 0              581

REORGANIZATION EXPENSES

A                                                                                                                 0
B                                                                                                                 0
C                                                                                                                 0
D                                                                                                                 0
E                                                                                                                 0

         TOTAL OTHER REORGANIZATION
              EXPENSES - LINE 25                             0                 0                 0                0

CASE NAME:    KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 3

CASE NUMBER:  401-40788-BJH-11


CASH RECEIPTS AND                            MONTH                                        QUARTER
DISBURSEMENTS                               MAY-01           MONTH          MONTH          TOTAL
-----------------                           ------           -----          -----         -------
1.  Cash - Beginning Of Month                       SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                               0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                             0
4.  Post Petition                                                                            0
5.  Total Operating Receipts                    0              0              0              0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                           0
7.  Sale of Assets                                                                           0
8.  Other (Attach List)                                                                      0
9.  Total Non-Operating Receipts                0              0              0              0
10. Total Receipts                              0              0              0              0
11. Total Cash Available                        0              0              0              0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                              0
13. Payroll Taxes Paid                                                                       0
14. Sales, Use & Other Taxes Paid                                                            0
15. Secured / Rental / Leases                                                                0
16. Utilities                                                                                0
17. Insurance                                                                                0
18. Inventory Purchases                                                                      0
19. Vehicle Expenses                                                                         0
20. Travel                                                                                   0
21. Entertainment                                                                            0
22. Repairs & Maintenance                                                                    0
23. Supplies                                                                                 0
24. Advertising                                                                              0
25. Other (Attach List)                                                                      0
26. Total Operating Disbursements               0              0              0              0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                        0
28. U.S. Trustee Fees                                                                        0
29. Other (Attach List)                                                                      0
30. Total Reorganization Expenses               0              0              0              0
31. Total Disbursements                         0              0              0              0
32. Net Cash Flow                               0              0              0              0
33. Cash - End of Month                         0              0              0              0



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO MANAGEMENT, INC.              SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 MAY, 2001
CASE NUMBER: 401-40788-BJH-11                    CASH RECEIPTS AND DISBURSEMENTS


                                        DIST LP          MFG          MGMT        HOLDING       COMP       KEVCO INC     TOTAL
                                        -------          ---          ----        -------       ----       ---------     -----
 1  CASH-BEGINNING OF MONTH                    --       (66,617)   15,894,069        5,010        6,050        1,000   15,839,512

   RECEIPTS FROM OPERATIONS

 2  CASH SALES                                 --            --                                                                --

   COLLECTION OF ACCOUNTS RECEIVABLE

 3  PRE PETITION                               --            --                                                                --
 4  POST PETITION                       1,632,245     3,693,478                                                         5,325,723

 5  TOTAL OPERATING RECEIPTS            1,632,245     3,693,478            --           --           --           --    5,325,723

   NON OPERATING RECEIPTS

 6  LOANS & ADVANCES                                         --                                                                --
 7  SALE OF ASSETS                      4,482,109       484,077                                                         4,966,186
 8  OTHER                                  90,909            --       157,652           --           --      106,188      354,749

    INTERCOMPANY TRANSFERS               (478,997)   (1,518,081)    2,103,266           --           --     (106,188)          --
       SALE EXPENSE REIMBURSEMENT
       LIFE INSURANCE CASH VALUE                                      107,606
       RENT                                32,000
       TAX REFUND                                                                                            106,188
       MISC                                58,909                                                    --
       INTEREST INCOME                                                 50,046

 9  TOTAL NON OPERATING RECEIPTS        4,094,021    (1,034,004)    2,260,918           --           --           --    5,320,935
10  TOTAL RECEIPTS                      5,726,266     2,659,474     2,260,918           --           --           --   10,646,658
11  CASH AVAILABLE                      5,726,266     2,592,857    18,154,987        5,010        6,050        1,000   26,486,170

   OPERATING DISBURSEMENTS

12  NET PAYROLL                           700,664       526,941       203,943                                           1,431,548
13  PAYROLL TAXES PAID                                       --       647,797                                             647,797
14  SALES, USE & OTHER TAXES PAID          11,522            --            --                                              11,522
15  SECURED/RENTAL/LEASES                 177,239        36,916        37,642                                             251,797
16  UTILITIES                              67,692        10,668        66,785                                             145,145
17  INSURANCE                              14,687            --       490,925                                             505,612
18  INVENTORY PURCHASES                    10,627     1,173,682            --                                           1,184,309
19  VEHICLE EXPENSE                        17,018        16,375            --                                              33,393
20  TRAVEL                                  9,370        25,190           864                                              35,424
21  ENTERTAINMENT                           4,182           524           107                                               4,813
22  REPAIRS & MAINTENANCE                  10,148        28,139            --                                              38,287
23  SUPPLIES                                1,839        16,336        12,624                                              30,799
24  ADVERTISING                                --            --            --                                                  --
25  OTHER                               4,701,250       742,608       235,456           --           --           --    5,679,314

    LOAN PAYMENTS                       4,482,109       484,077            --                                           4,966,186
       FREIGHT                             87,851       144,842                                                           232,693
       CONTRACT LABOR                       1,183           346        59,580                                              61,109
       401 K PAYMENTS                                        --        54,196                                              54,196
       PAYROLL TAX ADVANCE ADP                                                                                                 --
       WAGE GARNISHMENTS                                                                                                       --
       MISC                               130,107       113,343       121,680                                             365,130

26 TOTAL OPERATING DISBURSEMENTS        5,726,238     2,577,379     1,696,143           --           --           --    9,999,760

   REORGANIZATION DISBURSEMENTS

27 PROFESSIONAL FEES                                         --       196,900                                             196,900
28 US TRUSTEE FEES                                           --                                                                --
29 OTHER                                                                                                                       --
30 TOTAL REORGANIZATION EXPENSE                --            --       196,900           --           --           --      196,900
31 TOTAL DISBURSEMENTS                  5,726,238     2,577,379     1,893,043           --           --           --   10,196,660
32 NET CASH FLOW                               28        82,095       367,875           --           --           --      449,998
33 CASH-END OF MONTH                           28        15,478    16,261,944        5,010        6,050        1,000   16,289,510

CASE NAME:     KEVCO MANAGEMENT, INC.                      ACCRUAL BASIS - 4

CASE NUMBER:   401-40788-BJH-11


                                                            SCHEDULED            MONTH
ACCOUNTS RECEIVABLE AGING                                    AMOUNT             MAY-01         MONTH                     MONTH
-------------------------                                   ---------           ------         -----                     -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                                   0                0                   0                      0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                   0                0                   0                      0


AGING OF POST PETITION                                  MONTH:     MAY-01
TAXES AND PAYABLES                                            ---------------



                                 0 - 30           31 - 60          61 - 90             91 +
TAXES PAYABLE                     DAYS             DAYS             DAYS                DAYS            TOTAL
-------------                    ------           -------          -------             ------           -----
1.  Federal                                                                                                0
2.  State                                                                                                  0
3.  Local                                                                                                  0
4.  Other (See below)                                                                                      0
5.  Total Taxes Payable                0                0                0                0                0
6.  Accounts Payable              52,165           41,850            2,438                            96,453




                                                          MONTH:     MAY-01
                                                                 ------------

STATUS OF POST PETITION TAXES


                                     BEGINNING TAX              AMOUNT                                ENDING TAX
FEDERAL                                LIABILITY *       WITHHELD AND/OR ACCRUED   (AMOUNT PAID)      LIABILITY
-------                              -------------       -----------------------   -------------      ---------
1.  Withholding **                                                 48,980             (48,980)             0
2.  FICA - Employee **                                             19,738             (19,738)             0
3.  FICA - Employer **                                             19,739             (19,739)             0
4.  Unemployment                                                        1                  (1)             0
5.  Income                                                                                                 0
6.  Other (Attach List)
7.  Total Federal Taxes                      0                     88,458             (88,458)             0

STATE AND LOCAL

8.  Withholding                                                       311                (311)             0
9.  Sales (FOOTNOTE)                     6,412                                                         6,412
10. Excise                                                                                                 0
11. Unemployment                                                      104                (104)             0
12. Real Property (FOOTNOTE)                                                                               0
13. Personal Property                    2,057                      1,054                              3,111
14. Other (Attach List)                                                                                    0
15. Total State And Local                8,469                      1,469                (415)         9,523
16. Total Taxes                          8,469                     89,927             (88,873)         9,523


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:  401-40788-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:      MAY-01
                                                              -----------------



BANK RECONCILIATIONS                       Account # 1                Account # 2
--------------------                       -----------                -----------

A.  BANK:                                Bank of America            Bank of America            Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                        1295026976                 3751629012                (Attach List)
C.  PURPOSE (TYPE):                     Operating Account       DIP Disbursement Account

1.  Balance Per Bank Statement                     1,234,337                  319,981              14,901,412     16,455,730
2.  Add: Total Deposits Not Credited                                                                        0              0
3.  Subtract: Outstanding Checks                     (44,159)                                         (24,177)       (68,336)
4.  Other Reconciling Items                           70,180                                         (196,630)      (126,450)
5.  Month End Balance Per Books                    1,260,358                  319,981              14,680,605     16,260,944
6.  Number of Last Check Written                         N/A                      N/A

INVESTMENT ACCOUNTS


                                           DATE OF            TYPE OF
BANK, ACCOUNT NAME & NUMBER                PURCHASE          INSTRUMENT           PURCHASE PRICE        CURRENT VALUE
---------------------------                --------          ----------           --------------        -------------
7.
8.
9.
10. (Attach List)
11. Total Investments                                                                     0                           0

CASH

12. Currency On Hand                                                                                              1,000
13. Total Cash - End of Month (Footnote)                                                                     16,261,944

This form  x   does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:  401-40788-BJH-11                                ACCRUAL BASIS - 5

                                                         MONTH:     MAY-01
                                                                --------------


  BANK RECONCILIATIONS                           Account # 3       Account # 4        Account # 5
  --------------------                           -----------       -----------        -----------
                                               Bank of America/      Bank of              Bank of
  A.   BANK:                                    Nations Funds        America              America             TOTAL
  B.   ACCOUNT NUMBER:                             846713           3751775241            3750801912        OTHER BANK
                                              Kevco, Inc. S-T                                                ACCOUNTS
  C.   PURPOSE (TYPE):                          Investment            Stay Pay            Payroll-Mgmt

  1.   Balance Per Bank Statement               13,742,731             984,081               15,526          14,742,338
  2.   Add: Total Deposits Not Credited                                                                               0
  3.   Subtract: Outstanding Checks                                                                                   0
  4.   Other Reconciling Items                                                                                        0
  5.   Month End Balance Per Books              13,742,731             984,081               15,526          14,742,338
  6.   Number of Last Check Written                    N/A                 N/A                  N/A


INVESTMENT ACCOUNTS


                                        DATE OF               TYPE OF
BANK, ACCOUNT NAME & NUMBER             PURCHASE             INSTRUMENT            PURCHASE PRICE         CURRENT VALUE
---------------------------             --------             ----------            --------------         -------------
  A.
  B.
  C.
  D.

             TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                    0                      0

CASE NAME:     KEVCO MANAGEMENT, INC.                       2ND SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                             ACCRUAL BASIS - 5

                                                      MONTH:      APRIL-01
                                                             ------------------


BANK RECONCILIATIONS                                      Account # 6               Account # 7               Account # 8
--------------------                                      -----------               -----------               -----------
A.    BANK:                                             Bank of America           Bank of America                TOTAL
B.    ACCOUNT NUMBER:                                      1295027040               3750768628                  OTHER BANK
C.    PURPOSE (TYPE):                                     Payroll-Dist              Payroll-MFG                 ACCOUNTS

1.    Balance Per Bank Statement                             20,171                     138,903                 159,074
2.    Add: Total Deposits Not Credited                                                                                0
3.    Subtract: Outstanding Checks                          (24,177)                                            (24,177)
4.    Other Reconciling Items                              (196,630)                                           (196,630)
5.    Month End Balance Per Books                          (200,636)                    138,903                 (61,733)
6.    Number of Last Check Written                              N/A                         N/A                     N/A

INVESTMENT ACCOUNTS


                                     DATE OF          TYPE OF            PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER          PURCHASE        INSTRUMENT           PRICE           VALUE
---------------------------          --------        ----------          --------         -----
A.
B.
C.
D.

     TOTAL OTHER INVESTMENT
      ACCOUNTS - LINE 10                                                     0               0

CASE NAME:     KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 6

CASE NUMBER:   401-40788-BJH-11

                                                            MONTH:   MAY-01
                                                                  --------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                               TOTAL
                                        TYPE OF                 AMOUNT        PAID TO
    NAME                                PAYMENT                  PAID          DATE
    ----                                -------                 ------        --------

1.  Sharon Romere                     Expense Reimb.                 0           240
2.  Joe Tomczak                       Expense Reimb.               255           626
3.  John Wittig                       Expense Reimb.                 0           263
4.  Sharon Romere                     Payroll                    8,846        30,769
5.  Joe Tomczak                       Payroll                   22,115        76,923
6.  John Wittig                       Payroll                   15,481        53,173
7.  Will Simpson                      Payroll                   11,057        38,251
    Other (see attached)                                             0        19,000
8.  Total Payments To Insiders                                  57,754       200,245


                                  PROFESSIONALS


                                                             DATE OF
                                                           COURT ORDER                               TOTAL              TOTAL
                                                            AUTHORIZING    AMOUNT      AMOUNT       PAID TO           INCURRED
            NAME                                              PAYMENT     APPROVED      PAID         DATE            & UNPAID *
            ----                                           ------------   --------     -------      ------           ----------
1.    Haynes and Boone                                        3/20/01     492,647      492,647       492,647           531,164

2.    Lain, Faulkner & Co., P.C.                              3/20/01      93,558       93,558        93,558           194,623
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                                     586,205      586,205       586,205           725,787

  *   Include all fees incurred, both approved and unapproved


            POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
                          ADEQUATE PROTECTION PAYMENTS


                                              SCHEDULED          AMOUNTS        TOTAL
                                              MONTHLY             PAID         UNPAID
                                              PAYMENTS           DURING         POST
         NAME OF CREDITOR                       DUE               MONTH       PETITION
         ----------------                     ---------          ------       --------
1.    Bank of America (FOOTNOTE)                N/A            3,680,978       38,219
2.    Leases Payable (FOOTNOTE)                                    (Not Available)
3.
4.
5.    (Attach List)
6.    TOTAL                                       0            3,680,978       38,219

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                            ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS               MONTH:      MAY-01
                                                            ------------------


                                    INSIDERS

                             TYPE OF              AMOUNT     TOTAL PAID
   NAME                      PAYMENT               PAID       TO DATE
   ----                      -------              ------     ----------
A. Bill Estes             Director's Fees                      6,500
B. Peter McKee            Director's Fees                      6,000
C. Richard Nevins         Director's Fees                      6,500
D.
E.
F.
G.
H.

TOTAL OTHER PAYMENTS
TO INSIDERS -  LINE 5                                         19,000


                                  PROFESSIONALS


                           DATE OF
                         COURT ORDER                                                     TOTAL
                         AUTHORIZING          AMOUNT         AMOUNT    TOTAL PAID      INCURRED &
   NAME                    PAYMENT           APPROVED         PAID      TO DATE         UNPAID *
   ----                  -----------         --------        -----     ----------      -----------

A.
B.
C.
D.
E.
F.
G.
H.

TOTAL OTHER PAYMENTS
TO PROFESSIONALS-LINE 5

*  Include all fees incurred, both approved and unapproved



       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                        SCHEDULED   AMOUNTS       TOTAL
                                         MONTHLY     PAID        UNPAID
                                        PAYMENTS    DURING        POST
       NAME OF CREDITOR                  AMOUNTS    MONTH       PETITION
       ----------------                 --------    -----       --------
A.
B.
C.
D.
E.

STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:     KEVCO MANAGEMENT, INC.                      ACCRUAL BASIS - 7

CASE NUMBER:   401-40788-BJH-11

                                                       MONTH:   MAY-01
                                                             ---------------

QUESTIONNAIRE


                                                                                                  YES             NO
                                                                                                  ---             --
1.     Have any Assets been sold or transferred outside the normal course of business this
       reporting period?                                                                                           X

2.     Have any funds been disbursed from any account other than a debtor in possession account?                   X

3.     Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?    X

4.     Have any payments been made on Pre Petition Liabilities this reporting period?             X

5.     Have any Post Petition Loans been received by the debtor from any party?                                    X

6.     Are any Post Petition Payroll Taxes past due?                                                               X

7.     Are any Post Petition State or Federal Income Taxes past due?                                               X

8.     Are any Post Petition Real Estate Taxes past due?                                                           X

9.     Are any other Post Petition Taxes past due?                                                                 X

10.    Are any amounts owed to Post Petition creditors delinquent?                                                 X

11.    Have any Pre Petition Taxes been paid during the reporting period?                                          X

12.    Are any wage payments past due?                                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


SEE FOOTNOTE


INSURANCE


                                                                                                    YES             NO
                                                                                                    ---             --
1.     Are Worker's Compensation, General Liability and other necessary insurance coverages          X
       in effect?

2.     Are all premium payments paid current?                                                        X

3.     Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS


       TYPE OF POLICY              CARRIER                     PERIOD COVERED              PAYMENT AMOUNT  & FREQUENCY
       --------------              -------                     --------------              ---------------------------
Property                     Lexingon, Allianz                 5/29/00-9/1/01             Annual                $  3,632

Group Health                 Blue Cross Blue Shield     Self Insured - Renews Annual      Annual                $141,036

Auto                         Liberty Mutual                     9/1/00-9/1/01             Annual                $  6,030

Fiduciary                    Federal Insurance                 7/15/00-9/1/01             Annual                $ 10,800

Employee Practices           Federal Insurance                 6/30/99-6/30/01            Annual                $ 72,800

Crimeguard                   National Union                    6/30/00-9/1/01             Annual                $ 10,873

D&O Liability                Great American Insurance         10/31/98-10/31/01           Annual                $ 71,250


This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                   FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40788-BJH-11                            ACCRUAL BASIS

                                                MONTH:        MAY-01
                                                       -------------------

      ACCRUAL BASIS       LINE
       FORM NUMBER        NUMBER       FOOTNOTE/EXPLANATION
       -----------        ------       ----------------------

           1                1          Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
           3                1          Existing Forms and Records; (2) Authorizing Maintenance of Existing
           5               13          Corporate Bank Accounts and Cash Management System; and (3) Extending Time
                                       to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the
                                       Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                                       America DIP account. A schedule allocating receipts and disbursements among
                                       Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

           1                7          Prepaid Expenses consist of payroll, rent, insurance and other miscellaneous items. Prepaid payroll, is due to the timing difference between transfers to
                                       ADP payroll service and distribution of payroll checks.

           1               15A         Intercompany receivables/payables are from/to co-debtors Kevco
           1               27A         Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Distribution, LP (Case
           7                3          No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                                       Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                                       401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and
                                       Kevco, Inc. (Case No. 401-40783-BJH-11). Although intercompany balances increased post-petition, the increase has not been reflected as post-petition assets and liabilities.

           1               15A         Intercompany assets were inadvertently misstated on Debtor's Schedules. The
           1               32          February adjustment to equity corrected the error. The April adjustment to equity is due to a secured debt reduction pursuant to the sale of Kevco
                                       Manufacturing, LP's operating division (Sunbelt Wood) and the asset sale of the South Region of Kevco Distribution, as well as a direct cash payment of
                                       $15 million (see footnote 1,24). The secured debt owed to Bank of America by
                                       Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.


           1               22          The Debtor records on its books accruals for certain liabilities based on
           2               17A         historical estimates. While the known creditors were listed on the Debtor's
                                       Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                                       Liabilities." During an internal audit of the accrued liabilities account during April, an error was discovered and corrected.

      ACCRUAL BASIS       LINE
       FORM NUMBER        NUMBER       FOOTNOTE/EXPLANATION
       -----------        ------       ----------------------

           1                1          (A) Pursuant to an Asset Purchase Agreement approved by the Court on
           1               24          February 23, 2001 and effective as of the same date among Kevco, Inc., Kevco
           6                1          Manufacturing, LP, Wingate Management Co. II, LP and Adorn LLC, certain
           7                4          assets and liabilities of Design Components, a division of Kevco
                                       Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to Adorn,
                                       LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

                                       (B) Pursuant to an Asset Purchase Agreement approved by the Court on April
                                       3, 2001 and effective as of the same date, Universal Forest Products Eastern
                                       Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of Kevco Manufacturing, LP. Approximately
                                       $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                       (C) Debtor paid $15 million from available cash during April to Bank of
                                       America to reduce pre-petition secured debt.

                                       (D) Pursuant to an Asset Purchase Agreement approved by the Court on April
                                       25, 2001 and effective as of April 30, 2001, Alliance Investment and
                                       Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco
                                       Distribution, LP. Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

           1               25          Pursuant to Order dated February 12, 2001 and Supplemental Order dated March
                                       14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

           4              9,12         Sales/property tax liabilities represent accruals of tax and are not yet due.

           6                2          The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases.
                                       Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the
                                       Debtor will provide such information upon request.